Other Compensation Costs	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
Other Compensation Costs	Other Compensation Costs
Long-Term Cash Incentive Plan

Under the Company's Long-Term Cash Incentive Plan ("LTIP") the Company grants long-term cash incentive awards with specified target values to certain employees and consultants of the Company, subject to the participant's continued service with the Company. Payouts of these awards are based on changes in the Company’s valuation, plus cumulative cash dividends and return of capital distributions paid by the Company, from the grant date to the vesting date. At each reporting period subsequent to the grant date, changes in the award's aggregate target value are recognized as compensation expense based on the portion of vesting or service period lapsed from the grant date through the reporting date.

The following table summarizes awards that have been granted under the Company's LTIP:

		Award Vesting
Grant Date	Aggregate Target Value as of June 30, 2026	Date	Weighting	Date	Weighting
February 2026	$11.1 million	—	—	January 15, 2029 (1)	100%
February 2025	$14.2 million	January 15, 2027	25%	January 15, 2028	75%
February 2024	$16.4 million (2)	January 15, 2026	50%	January 15, 2027	50%
(1) No partial vesting for the 2026 tranche.
(2) 50% of the 2024 tranche was paid out upon vesting on January 15, 2026.

The Company recognized compensation expense for LTIP awards of $3.2 million and $2.1 million for the three months ended June 30, 2026 and 2025, respectively, and $6.4 million and $4.3 million for the six months ended June 30, 2026 and 2025, respectively, in Administrative expenses on the Consolidated Statements of Operations. In February 2026, an additional tranche of LTIP awards was issued to participants, resulting in an increase in compensation expense recognized for the three and six months ended June 30, 2026 compared to 2025.

Long-Term Incentive Awards

Pursuant to a long-term incentive program established by Brookfield Infrastructure, certain senior executives of the Company have been granted incentive units (the "Incentive Units") which vest in five equal annual installments on each of the first five anniversaries of the closing of the Merger between Triton and Brookfield Infrastructure that occurred on September 28, 2023, subject to the participants' continued employment or service. As of June 30, 2026, the total number of Incentive Units granted under the long-term incentive program was 1,000.

The Company recognizes compensation expense for the Incentive Units on a straight line basis over the five year vesting period based on the estimated fair value of the awards. Changes in the fair value of the awards at each reporting date are recognized as compensation expense based on the portion of the vesting or service period lapsed from the grant date through the reporting date.

As of June 30, 2026, the estimated fair value of the Incentive Units awards was $25.0 million. The Company recognized compensation expense of $1.3 million and $1.0 million for the three months ended June 30, 2026 and 2025, respectively, and $2.5 million and $1.9 million for the six months ended June 30, 2026 and 2025, respectively, in Administrative expenses on the Consolidated Statements of Operations. These amounts are reflected as Contributed capital from Parent on the Consolidated Statements of Shareholders’ Equity. Payment obligations, if any, are the responsibility of Brookfield Infrastructure.